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                              CONTRACT CHANGE ORDER

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FROM: FAGEN, INC.                        CHANGE ORDER REQUEST NO.:        PCO 004
      501 West Hwy. 212                                      DATE:     08/07/2002
      Granite Falls, MN. 58241                   PROJECT: 20 MGPY Ethanol Project
                                                         LOCATION:  Plainview, NE
                                                          JOB NO.:         HAPC01
                                                     CONTRACT NO.:
TO: HUSKER AG PROCESSING                 ORIGINAL CONTRACT AMOUNT: $26,900,000.00
    Plainview, NE                          TOTAL PREVIOUS CHANGES:          $0.00
                                          TOTAL BEFORE THIS ORDER: $26,900,000.00
ATTN: Mr. Alan Sievertson     AMOUNT OF THIS CHANGE ORDER REQUEST:    $715,480.00
                                         REVISED CONTRACT TO DATE: $27,615,480.00
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Gentlemen:

     This CHANGE ORDER includes all Material, Labor and equipment necessary to complete the following work and to adjust the total contract as indicated.

[___]         The work below is to be for
              at actual cost of Materials,
              Labor and Equipment plus:_____%

[XXX]         The work below to be
              completed for the sum of:   $715,480.00
                      Seven hundred fifteen thousand four hundred eighty dollars

Furnish and Install a Thermal oxidizer System (by ICM) to replace the boiler and economizer package as specified, per attached ICM Proposal dated 7/11/02.



Other Items / clarifications are listed below:

1.) Electrical motor starters, wire, VFD drives conduit and electrical installation $40,000.00 included in the above price.

2.) This Change Order DOES NOT include any Air Quality Permit Changes or Start-up and Technician Adjustment Time required or to Start or Adjust the TO System. This cost will be billed direct from the supplier (ICM).

3.) 47 days lost as of 7/31/02. Fagen, Inc. is requesting a time extension based on the acceptance date as indicated below by Husker Ag Processing. See #5 below.

4.) Husker Ag Processing to provide and install required Transformer as necessary (per this proposal by ICM a 4160 Transformer is required).

5.)  47 calendar days extension to the Substantial Completion date (47+485=532 days). This is related to Liquidated Damages to the Design-Builder. The Early Completion date and original Substantial Completion date remain unchanged only in order to compute the Early Completion Bonus which will use the Original Substantial Completion date of April 26, 2003. The new Substantial Completion date for all other matters is June 12, 2003.

                CHANGES APPROVED              The work covered by this
                                              order shall be performed under the
                                              same Terms and Conditions as that
                                              included in the original contract
                                              unless stated otherwise above.

           Husker Ag LLC
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                                                        Signed:  /s/ Bruce Long
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      BY:  /s/ O. Kelly Hodson
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                    Chairman                    Title: /s/ Fagen Inc Project Mgr
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                                                           Home Office

      BY:                                       Acceptance Date:  July 31, 2002
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